UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2012

 EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)
(614) 474-4001
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
Express, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders on May 31, 2012. Set forth below are the voting results for each of the matters submitted to a vote of the stockholders.

		Votes For	Votes Withheld	Broker Non-Votes
1.	Election of Class II Directors:
	Michael F. Devine, III	79,682,160	978,759	1,310,049
	Mylle H. Mangum	56,233,319	24,427,600	1,310,049

		Votes For	Votes Against	Abstentions
2.	Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2012	81,949,637	19,367	1,964

		Votes For	Votes Against	Abstentions	Broker Non-Votes
3.	Approval of the Internal Revenue Code Section 162(m) Performance Goals and Annual Grant Limitations Under the Express, Inc. 2010 Incentive Compensation Plan	75,174,959	5,458,251	27,709	1,310,049

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.
Date: June 5, 2012	By	/s/ Lacey J. Bundy
Lacey J. Bundy
Secretary